UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D. C. 20549

                             _________


                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  February 2, 2004


                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware                         1-8462                    16-1194720
--------                         ------                    ----------
(State  or other jurisdiction    (Commission File Number)  (IRS Employer
 of  Incorporation)                                         Identification
                                                            Number)


            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)


Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------


                                N/A

   (Former name or former address, if changed since last report)

     Item 7.    Exhibits

     99.1 Press Release issued February 2, 2004 announcing earnings of Graham Corporation for the fiscal quarter and nine months ended December 31, 2003.


     Item   12.  Results  of  Operations  and  Financial Condition

     On February 2, 2004, Graham Corporation issued a press release announcing results of operations for the fiscal quarter and nine months ended December 31, 2003. A copy is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.





                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)




Date:  February 3, 2004              By /s/ J. Ronald Hansen
                                        __________________________
                                        J. Ronald Hansen
                                        Vice President - Finance
                                        & Administration and
                                        Chief Financial Officer

                           Exhibit Index


Exhibit Number      Document Description

     99.1           Press Release dated February 2, 2004